UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 18, 2019, Chemung Canal Trust Company (the “Bank”), the wholly-owned subsidiary of Chemung Financial Corporation (the “Company”), entered into amended and restated change of control agreements with each of (1) Karl F. Krebs, Executive Vice President, Chief Financial Officer and Treasurer of the Bank; (2) Daniel Fariello, President, Capital Bank Division; (3) Karen R. Makowski, Executive Vice President and Chief Risk Officer of the Bank; and (4) Thomas W. Wirth, Executive Vice President of the Bank (collectively, the “Executive Officers”). The agreements supersede and replace the prior change in control agreements with each of the Executive Officers. The only change to the terms of the agreements was to provide that the Executive Officers will be entitled to the benefits under the agreements if a qualifying termination occurs within twelve (12) months (instead of twenty-four (24) months) following a change of control, as defined in the agreements.

The foregoing description does not purport to be complete and it is qualified in its entirety to reference to the change in control agreements that are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 of this Current Report on Form 8-K, and are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

10.1	Change of Control Agreement dated December 18, 2019 between Chemung Canal Trust Company and Karl F. Krebs, Executive Vice President, Chief Financial Officer and Treasurer

10.2	Change of Control Agreement dated December 18, 2019 between Chemung Canal Trust Company and Daniel Fariello, President, Capital Bank Division

10.3	Change of Control Agreement dated December 18, 2019 between Chemung Canal Trust Company and Karen R. Makowski, Executive Vice President and Chief Risk Officer

10.4	Change of Control Agreement dated December 18, 2019 between Chemung Canal Trust Company and Thomas W. Wirth, Executive Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

December 23, 2019	By: /s/ Karl F. Krebs

Karl F. Krebs
Chief Financial Officer and Treasurer